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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 25, 2002 included in the Annual Report on Form 10-K of Illinois Power Company for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSON LLP

Houston, Texas
March 18, 2002